PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

Supplement dated July 1, 2015,
to Prospectus dated April 27, 2015

This Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the Prudential Defined Income (PDI) Variable Annuity.  This Supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and SAIs.  If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888, or visit www.prudentialannuities.com.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolio that will become effective on July 1, 2015.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Multi-Sector Fixed Income Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PDISUP